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                                                                   EXHIBIT 10.12

                                AMENDMENT TO THE
                              HANOVER DIRECT, INC.
                      2002 STOCK OPTION PLAN FOR DIRECTORS

                               Amendment Number 1

         WHEREAS, Hanover Direct, Inc. (the "Company") maintains the Hanover Direct, Inc. 2002 Stock Option Plan for Directors (the "Plan"); and

         WHEREAS, pursuant to Section 15 of the Plan, the Company's Board of Directors (the "Board") or a duly authorized committee thereof has the right at any time to amend the Plan (except under certain circumstances set forth in said
Section 15 which are not applicable in the instant case); and

         WHEREAS, the Board now desires to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 2003, as follows:

         FIRST: Section 5(b) of the Plan is hereby amended to read in its entirety as follows:

                  "(b) ANNUAL SERVICE AWARDS. On each Award Date (as hereinafter defined) occurring after a Non-Employee Director's Initial Appointment Date, such Non-Employee Director shall be granted, provided he or she continues to serve as a member of the Board on such date, an Option to purchase 35,000 shares of Common Stock (subject to adjustment pursuant to Section 13). An `Award Date' means August 1, 2003 and August 3, 2004."

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         SECOND: Except to the extent hereinabove set forth, the Plan shall remain in full force and effect without change or modification.

         IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has caused this Amendment Number 1 to be executed by a duly authorized officer this 7th day of November, 2002.

                                            HANOVER DIRECT, INC.

                                            By__________________________________

                                            Name:_______________________________

                                            Title:______________________________